As filed with the Securities and Exchange Commission on April 21, 1997


                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549




                               FORM 8-K


                            CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE


             SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


   Date of Report (Date of Earliest Event Reported): April 14, 1997



                       NATIONSBANK CORPORATION
   ----------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)




        North Carolina            1-6523            56-0906609
   ------------------------    -------------   --------------------
   (State of Incorporation)    (Commission     (IRS Employer
                                File Number)    Identification No.)





    NationsBank Corporate Center, Charlotte, North Carolina 28255
   ----------------------------------------------------------------
   (Address  of Principal Executive Offices)             (Zip Code)




                            (704) 386-5000
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         (Registrant's Telephone Number, including Area Code)


ITEM 5.  OTHER EVENTS.

      Release  of  First  Quarter Earnings.  On April 14, 1997,  the  Registrant
      -------------------------------------
announced financial results for the first quarter of fiscal 1997, reporting earnings of $709 million and earnings per common share of $0.97. A copy of the press release announcing the results of the Registrant's fiscal quarter ended March 31, 1997 is filed as Exhibit 99.1 to this Current Report on Form 8-K.



ITEM 7. EXHIBITS.

     The following exhibit is filed herewith:


Exhibit No.    Description of Exhibit
-----------    ----------------------
99.1           Press release dated April 14, 1997 with
               respect to the Registrant's financial results for the fiscal quarter ended March 31, 1997.





                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   NATIONSBANK CORPORATION



                                   By: /s/ Marc D. Oken
                                       ------------------------
                                       Marc D. Oken
                                       Chief Accounting Officer




Dated:  April 21, 1997


                         EXHIBIT INDEX



Exhibit No.    Description of Exhibit
-----------    ----------------------
99.1           Press release dated April 14, 1997 with
               respect to the Registrant's financial results for the fiscal quarter ended March 31, 1997.